Exhibit 99.1 SEACOR Marine Holdings Inc. Investor Update April 21, 2023

Forward-Looking Statements

SEACOR MARINE

Forward-Looking Statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine Holdings Inc. ("SMHI" or the "Company") releases from time to time to the public constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as "anticipate," "estimate," "expect," "project," "intend," "believe," "plan," "target," "forecast" and similar expressions are intended to identify forward-looking statements and includes the information on Slide 26. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties such as the completion of our financial close process for the quarter, that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the U.S. Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995.

The financial results as of and for the three months ended March 31, 2023, included herein are preliminary, have not been reviewed or audited, are based upon the Company's estimates, and were prepared prior to the completion of the Company's financial statement close process for the quarter. The preliminary financial results should not be viewed as a substitute for the Company's full first quarter results and do not present all information necessary for an understanding of the Company's financial performance as of and for the quarter ended March 31, 2023. Accordingly, undue reliance should not be placed on this preliminary data.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures. Direct Vessel Profit (defined as operating revenues less operating costs and expenses, "DVP"), when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company's fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.

EBITDA is defined as net income (loss) before income taxes, interest income, depreciation and amortization. We believe that the presentation of EBITDA provides useful information to investors and management uses it to assess our on-going operations. Our use of EBITDA should not be viewed as an alternative to measures calculated in accordance with GAAP. EBITDA has limitations as analytical tool such as: (i) EBITDA does not reflect the impact of earnings or charges that we consider not to be indicative of our on-going operations, (ii) EBITDA does not reflect interest and income tax expense; and (iii) other companies, including other companies in our industry, may calculate EBITDA differently than we do. We do not provide a forward-looking reconciliation of EBITDA as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful.

seacormarine.com 2

Agenda 1 Company Overview 2 Market Outlook 3 Financials A Appendix seacormarine.com 3

Company Overview (2) (2) Diversified Asset Base Revenue Diversification Introduction to SEACOR Marine 2022 Property, Plant & Equipment by Region 2022 by Vessel Class 2022 • Leading provider of marine and support transportation services to offshore energy facilities 39% PSV worldwide 34% FSV • SEACOR Marine has a diverse customer base 24% Liftboat ranging from large offshore oil and natural gas 1% AHTS exploration and production companies, oil field (3) 1% CIP services and construction companies to offshore 28% United States 35% PSV 31% Africa & Europe 31% FSV 1% Other wind farm operators and offshore wind installation 26% Middle East & Asia 26% Liftboat and maintenance companies 6% Latin America 6% AHTS 2% Other • SEACOR Marine offers a wide range of services, Company Highlights which covers the full offshore energy lifecycle • SEACOR Marine is consistently investing in leading Energy-Efficient Fleet Global Presence across edge technology, in order to enhance the focusing on reduced fuel 5 continents and all major consumption and CO offshore basins 2 sustainability of its operations (walk-to-work emissions (1) Market Capitalization 59 Vessels systems, hybrid batteries, fuel efficiency, etc.) $224.1M 8.6 years Average Age (ticker: SMHI) • SEACOR Marine’s fleet currently contains six hybrid > $400M Revenue Backlog (including Options) PSVs, and SMHI has committed to upgrading one additional PSV to hybrid propulsion Only US listed public company in the OSV sector that did not go through a financial restructuring during downturn (1) Bloomberg, as of market close on April 20, 2023. (2) As of FYE December 31, 2022. For continuing operations by Net Book Value for Asset Base. (3) Construction-in Progress (includes FSV Hull 489, whose delivery is deferred indefinitely at the Company’s option). seacormarine.com 4 Source: Company filings.

Long-Standing History in the OSV Sector Through the Cycles

SEACOR MARINE

November 1989
SEACOR Holdings Inc. founded via buy-out of NICOR Marine

1990-2010
Multiple acquisitions including Seabulk, with over 400 vessels acquired and sold in the period 1990-2010

January 2011
Established 50/50 Mexican JV, MexMar, with Grupo CME

December 2011
Invested in Windcat Workboats with a 75% stake

March 2012
Acquired 18x liftboats from Superior Energy for $143.0M

October 2013
Established OSV Partners, a Limited Partnership for 5x newbuild PSVs

December 2014
SEACOR Marine incorporated as a sub-holding company

November 2015
Issued a $175.0M Convertible Note with The Carlyle Group

June 2017
Spun-off from SEACOR Holdings Inc. and listed on NYSE

September 2017
Ordered first series of PSV hybrid power systems

January 2018
Acquired 8x stranded newbuild PSVs in a 50/50 JV with COSCO

Acquired 11 liftboats through bankruptcy via a 72/28 JV with Montco Offshore

April 2018
Issued $56.9M in equity

May 2018
Extended Carlyle Notes from 2022 to 2023 and converted $50.0M in equity

January 2019
- Acquisition of 3x stranded newbuild PSVs from COSCO with shipyard financing
- Acquisition of remaining shares in Windcat Workboats

November 2019
Sold Standby Safety fleet, BPOS, for $25.1M

March 2020
Acquired remaining 28% share in JV with Montco Offshore

June 2020
Acquired remaining 50% share in JV with COSCO

January 2021
Sold Windcat Workboats for $42.6M

December 2021
Acquired remaining 28% share in OSV Partners (issuance of shares)

September 2022
- Sold Mexican JV, MexMar, for $66.0M
- Extended Carlyle Notes from 2023 to 2026

Part of Conglomerate, JVs | Spin-Off & Opportunistic Growth | Fleet Rationalization & Upgrading

seacormarine.com 5

Versatile and Diversified Fleet of Modern High-Spec Vessels

SEACOR MARINE

PSV

21 Platform Supply Vessels
Average Age of 5.5 years

One of the industry's largest PSV fleets

- Mix of shallow water and deepwater assets
- Modern fleet (6 years average age) and includes six hybrid power vessels (4 years average age)
- Improving demand resulting in higher utilization and day rates

Share of Fleet FMV(3)


45%

- Deck Space > 800m^2: 11 PSVs
- Deck Space < 700m^2: 10 PSVs
- Dynamic Positioning (DP-2)

FSV

25 Fast Support Vessels (1)
Average Age of 9.0 years

Large fleet of highly capable FSVs

- Crew transfer and fast cargo
- Focused on premium market with vessels capable of over 30 knots speed, equipped with DP-2 or DP-3
- Includes six Fast Catamarans
- Improving market economics

Share of Fleet FMV(3)


26%

- Up to 150 passengers
- 40 knots speed
- Dynamic Positioning (DP-2 / DP-3)

Liftboat

9 Liftboats
Average Age of 12.2 years

Industry's largest fleet of modern liftboats

- Self-propelled, self-elevating, work platforms
- Includes four premium liftboats
- Mission flexible: well intervention and workover, plug and abandonment, decommissioning, offshore wind support and maintenance

Share of Fleet FMV(3)


27%

- Leg length up to 295 feet
- Working water depth up to 230 feet
- Accommodation up to 150 berths

AHTS

4 Anchor Handling Towing Supply(2)
Average Age of 13.8 years

Non-core vessels

- Perform plug and abandonment, decommissioning, supply, standby safety, jackup support and salvage
- Reduced focus on this asset class going forward

Share of Fleet FMV(3)


2%

- 8,000 to 15,000 BHP
- 120t + Bollard Pull
- Dynamic Positioning (DP-2)

(1) *Includes one leased-in and two managed vessels.*

(2) *Includes one leased-in vessel.*

(3) *Source of Vessel Values: Clarksons Valuation Limited, Fearnley Offshore AS, Dufour, Laskay & Strouse, Inc. and Merrill Marine Services Inc.*

seacormarine.com 6

Well-Suited Fleet to Support Increasing Energy Transition and Renewables Demand SMHI’s energy-efficient fleet is working for a diverse customer base, providing industry-leading offshore solutions across the value chain to meet energy transition goals Renewables / Offshore Wind Energy Transition Oil & Gas SMHI Operation & Plug & Vessel Type Installation Decommissioning Decommissioning Drilling Production Maintenance Maintenance Abandonment Vessels PSV 21 ✓ ✓ ✓ ✓ ✓ ✓ FSV 25 ✓ ✓ ✓ ✓ Liftboat 9 ✓ ✓ ✓ ✓ ✓ ✓ ✓ AHTS 4 ✓ ✓ ✓ ✓ ✓ Target Contribution Net Zero Reduction of methane emissions Meeting the world’s energy requirements with a sustainable fleet Positive market momentum across all market segments seacormarine.com 7

Global Presence to Meet Customer Needs Total Fleet: 59 Vessels Offices Middle East & Asia 16 5 PSVs United States 15 8 FSVs 2 Liftboats 3 PSVs 1 AHTS 5 FSVs (1 leased-in, 2 managed) 7 Liftboats Houston, TX Al Khobar, KSA Morgan City, LA Dubai, UAE Georgetown, Guyana Singapore Cabinda, Angola Luanda, Angola Latin America 9 Africa & Europe 19 7 PSVs 6 PSVs 2 FSVs 10 FSVs 3 AHTSs (1 leased-in) Note: As of April 20, 2023. seacormarine.com 8

Revenue Diversification Across Geographies With a Reputable Customer Base (1) (2) 2022 Revenues Main Customers High-Quality Client Base Customer Name % of Revenues ExxonMobil 18% United States United States Saudi Aramco 14% $61M (primarily Gulf of Mexico) BP 7% (primarily Gulf of Mexico) ENI 5% APA Corporation 5% TotalEnergies 4% Chevron 4% Qatargas 3% Walter Oil & Gas 3% $44M Latin America Latin America ADNOC 3% Top 10 customers account for 66% of FY 2022 Revenues (3) Revenues by Customer Type $60M Africa & Europe Africa & Europe Offshore Other 4% Wind 3% Offshore Contractors 12% IOCs 40% NOCs 19% $53M Middle East & Asia Middle East & Asia Independents 22% (1) For the twelve months ended December 31, 2022. For continuing operations. Numbers in percentage of revenue per respective geography. (2) For 2022/2023. seacormarine.com 9 (3) For FY 2022.

Robust Contracting Activity and Growing Revenue Backlog Total Revenue Backlog by… Comments • Increased contracting activity across all Firm/Options Time Period major offshore basins 13% • Improvement in utilization rates leading to accelerating growth in day rates $126M 2023 15% Firm • Significant contract revenue backlog build- 2024 up for 2023, still leaving room for further re- Options 2025+ pricing opportunities across asset classes $304M 72% • Improved contractual terms (mobilization / demobilization fees, termination fees, duration, etc.) Vessel Type Region 9% 8% Africa & Europe PSV 19% 39% 38% 19% Middle East & Asia FSV > $400M Liftboat Latin America AHTS United States Revenue Backlog 34% (including options) 34% seacormarine.com 10

SMHI Outperforms the Industry's Safety Benchmarks

YoY Total Recordable Injury Rate ("TRIR")(1) vs. Industry Benchmarks

5-Year TRIR Average (2017-2021)	
SEACOR Marine	0.228
ISOA	1.092
IMCA	1.432



1.900
1.700
1.360
1.170
1.110
1.090
1.360
1.100
0.880
0.950
0.531
0.210
0.184
0.179
0.037
0.202
ISOA/IMCA has not yet published 2022 TRIR figures
2017
2018
2019
2020
2021
2022
SMHI
ISOA
IMCA

Comments

- SMHI has been vastly out-performing the industry's core safety benchmarks in each of the past five years
- Averaging over the same period of five years, SMHI has had nearly ~80% less recordable injuries than reported by ISOA and ~84% less than IMCA
- The largest differences were accounted for in 2020, when SMHI accounted for only 3% and 4% of ISOA and IMCA respectively
- SMHI has not reached 50% of any of the two industry benchmarks during the previous five years
- The statistics for 2021 include the capsizing of SEACOR Power caused by severe weather conditions off the coast of Port Fourchon, Louisiana(2)

(1) TRIR = (Fatalities + Lost Time Incidents + Restricted Work Cases + Medical Treatment Cases) x 1,000,000 / Total Hours Worked.

(2) Reference is made to disclosures related to SEACOR Power under Item 1A (Risk Factors) contained in SEACOR Marine's Form 10-K for the twelve months ended December 31, 2022, filed with the Securities and Exchange Commission on March 6, 2023.

Source: Company, International Support Owners Association (ISOA), International Marine Contractors Association (IMCA).

seacormarine.com 11

Actively Investing and Supporting the Energy Transition

SEACOR MARINE

Investing in Green Technology

- Industry pioneer in the use of hybrid power, with plans for further investments in hybrid power solutions and green technologies to minimize environmental impact
- First to implement hybrid well stimulation technology. Owns and operates the only active hybrid well stimulation vessel
- Owns and operates approx. 10%[(1)] of the global fleet of 70 hybrid power PSVs[(2)], offering solutions which reduce fuel consumption and emissions by up to 20%. Market leader with operating experience in the Americas, North Sea, Africa, Mediterranean, and the Middle East
- Received first ESS-LiBATTERY class notation from the American Bureau of Shipping in 2018

Supporting the Energy Transition

- SMHI's fleet of large liftboats are well positioned to capitalize on federally mandated decommissioning and plug and abandonment work in the U.S. Gulf of Mexico
- Plugging abandoned wells will allow for a reduction in methane emissions and contributes to the goals set by the Paris Climate Accord

Recent Offshore Wind Projects

Offshore Wind Farm	Developers
South Fork Wind	Ørsted, EVERSOURCE

- In Q4 2022, the liftboat "LB Jill" and PSV "SEACOR Brave" supported the South Fork wind farm project with personnel accommodation, hydraulic drilling of the conduit for the installation of the transmission cable, as well as personnel and equipment transportation
- The liftboat "LB Jill" was awarded a new contract with Ørsted for a duration of 109 days + 3x 30-day extension options to provide personnel accommodation, as well as medical, catering and crane services



Liftboat "LB Jill" offshore Montauk, NY

(1) *Six hybrid power PSVs with commitment to install one additional hybrid power system on a PSV in 2023.*
(2) *Source: Clarksons Research Services.*

seacormarine.com 12

SMHI’s Key Strategic Priorities ü Demonstrate safety leadership through a robust QHSE program ü Drive further growth in fleet utilization and day rates across all asset classes and regions Operational ü Operator of a young, diversified and capable fleet Excellence ü Established presence and experience operating in all major offshore markets with high quality customer base ü Fleet utilization is not overly dependent on a single offshore market and is relevant through the entire life cycle Operations of offshore field development ü Navigated safely through the industry down-cycle without restructuring or missing debt payments ü Disciplined capital allocation focused on deleveraging the balance sheet and strengthening liquidity Prudent Steward of ü Methodical investments to grow fleet through selective acquisition of high-quality assets and leverage Capital economies of scale ü Proven ability to deploy and preserve capital through all cycles Capital Allocation ü Continue investing in hybrid power systems to deliver fuel consumption and CO emission reductions 2 Fuel Efficiency and ü Leverage technology through software and operational efficiencies to reduce the environmental impact of SMHI’s operations Carbon Emission Reduction ü Focus on the energy transition by expanding activities to support offshore wind farm developments off the East Coast of the U.S. ESG seacormarine.com 13

Agenda 1 Company Overview 2 Market Outlook 3 Financials A Appendix seacormarine.com 14

Well Positioned To Capitalize on the Rebounding Offshore Market Offshore Capex by Region OSV Fleet Growth OSV Day Rates 350 45,000 200 350 14% 300 12% 180 40,000 300 250 10% 160 35,000 250 200 8% 140 ~65% 30,000 150 6% 120 200 25,000 100 4% 100 20,000 150 50 2% 80 15,000 - - 60 100 (50) (2%) 10,000 40 50 (100) (4%) 5,000 20 (150) (6%) - 0 0 AHTS Attrition & Conversion PSV Attrition & Conversion Asia-Pacific Middle East Africa PSV 4,000 dwt TC Rate, Global Indicator AHTS Deliveries PSV Deliveries OSV Rate Index (RHS) Latin America North America Europe Fleet growth (rhs) Increased offshore activity and limited supply of vessels create favorable market conditions Source: Clarksons Securities AS. seacormarine.com 15 $bn 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 # Units 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $k/day 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 OSV Rate Index

Global OSV Demand Improving Since 2022, With All Signs Pointing to a Meaningful Upcycle Comments OSV Demand Illustrated by Number of Active Vessels Active > PSV 1,000+ DWT & AHTS 4,000+ BHP • OSV demand progress was evident on a global basis in 2022, with tangible 3,500 improvement across all regional markets ~26% 3,000 • PSV demand appears to have improved at a faster rate than for AHTS vessels, against 2,500 the backdrop of high activity in deepwater Atlantic markets 2,000 • Total OSV demand is expected to continue its growth in the coming years, further 1,500 2,945 2,802 2,829 2,652 2,628 tightening the chartering market 2,479 2,440 2,252 2,201 2,203 1,000 2,005 2,013 1,997 • From 2023 to 2025, OSV market demand is expected to increase by c. 26% 500 0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 OSV demand is expected to grow further in 2023-2025 Source: Clarksons Securities AS. seacormarine.com 16 # of Active Vessels

Limited Supply for OSVs With No New Orders Comments OSV Stacked Fleet and Stacking Length 1,800 70% • Historically, scrapping has not been a common practice in the OSV market 1,600 60% • Low scrap values and limited stacking costs 1,400 50 % incentivize keeping vessels stacked due to 1,200 optionality 40% 1,000 • More than 60% of the stacked OSV fleet has 800 been in lay-up for more than 3 years 30% 600 • Vessels stacked for an extended time period 20 % are expected to require significant catch-up 400 maintenance, special surveys and upgrades 10% 200 prior to re-entering the market - - • It is unlikely that all stacked vessels will be 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 reactivated Stacked <1 Year Stacked 1-2 Years Stacked 2-3 years Stacked >3 years % of fleet stacked >3 years % of OSV fleet stacked A large part of stacked fleet is unlikely to ever return to market Source: Clarksons Securities AS. seacormarine.com 17

Strong Improvement in PSV Day Rates and Utilization Continue to Drive Vessel Values PSV Vessel Values PSV Rate Index and Utilization 250 100% 45 40 90% 200 35 80% 30 150 25 70% 20 100 60% 15 10 50 50% 5 0 0 40% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 PSV 5yo, c.800m² Deck PSV 15yo, c.800m² Deck PSV Index PSV Utilization, 3,000+ DWT PSV 5yo, c.1,000m² Deck PSV 15yo, c.1,000m² Deck Vessel values remain well below replacement cost despite recent value appreciation Source: Clarksons Research Services. seacormarine.com 18 PSV Index 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Utilization $M

FSV Day Rates and Utilization Continue to Strengthen with Increased Offshore Oil and Gas Activity FSV Average Utilization FSV Average Day Rates $18,000 100% 90% $16,000 80% $14,000 70% $12,000 60% $10,000 50% $8,000 40% $6,000 30% $4,000 20% $2,000 10% $0 0% 2018 2019 2020 2021 2022 2018 2019 2020 2021 2022 FSV (DP-2) Time Charter Rate - West Africa FSV Utilization - West Africa FSV Utilization - Middle East FSV (DP-3 / Catamaran) Time Charter Rate - West Africa Increased demand and improving day rates for FSVs across key regions Source: Clarksons Research Services, Spinergie. seacormarine.com 19

Liftboats - Key Component to Address Legacy Offshore Infrastructure

SEACOR MARINE

Legacy Oil and Natural Gas Market

- High level of Decommissioning and Plug & Abandonment activity expected in the U.S. after several years of deferred program
- Decommissioning strategy has shifted positively for activity, with clear intentions to address legacy decommissioning obligations

53% of U.S. offshore wells are permanently abandoned	~60% of abandoned wells are unplugged	Almost 1/3 of fixed structures in the US GoM are located in terminated leases	334 structures with submitted decommissioning applications

Liftboats provide flexible working platforms in shallow water areas

Maintain and repair pipelines, as well as installations	Platform repair and maintenance. Ongoing demands for so-called "make safe" projects	Coil tubing and other production support operations. Demand is increasing with an improved commodity price environment

ESG Focus Leading to New Demands

- Increased focus on methane emissions lead to additional maintenance and repair
- Liftboats should participate in upcoming carbon capture and storage projects
- Liftboat business should indirectly benefit from legislative incentives in the Inflation Reduction Act



Source: Bureau of Ocean Energy Management, Bureau of Safety and Environmental Enforcement, U.S. Government Accountability Office.

seacormarine.com 20

Liftboats - Well Positioned to Support US Offshore Wind Sector Description US Offshore Wind Forecast • Strong momentum in the development of offshore wind farms on the 40 2,500 East Coast of the United States will drive significant vessel demand 36 Installed Capacity of 30.1 GW including CTVs, SOVs/CSOVs, Liftboats and WTIVs over the next 35 decade 31 2,000 • The Inflation Reduction Act of 2022 further supports the development 30 28 of offshore wind farms in the United States, facilitating offshore leasing and permitting 25 23 1,500 • Premium Jones Act qualified liftboats are well positioned to secure 20 jobs including accommodation, trenching and feedering equipment 17 from U.S. ports to offshore sites, as well as light construction and 1,000 installation of subsea equipment 15 11 • Vessels of opportunity; lack of available U.S. equipment and limited 10 number of vessels under construction will see offshore wind projects 500 using Jones Act qualified vessels work in tandem with foreign 6 4 equipment in the near-term 5 3 2 0 0 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Active US Wind Farms (LHS) Active US Turbines (RHS) Source: Clarksons Research Services. seacormarine.com 21 # of Active US Wind Farms # of Active US Turbines

Agenda 1 Company Overview 2 Market Outlook 3 Financials A Appendix seacormarine.com 22

Key Financial Metrics Last Three Years

SEACOR MARINE

Total Revenue



$250M
$200M
$150M
$100M
$50M
$0M
$142M
$171M
$217M
2020
2021
2022

Direct Vessel Profit ("DVP")[1]



$60M
$40M
$20M
$0M
DVP
Drydocking Expenses
$51M
$4M
$44M
$6M
$45M
$18M
2020
2021
2022

Gross Debt, Cash & Equity Ratio



$600M
$400M
$200M
$0M
Gross Debt
Cash
Equity Ratio
$522M
39%
$36M
$401M
49%
$41M
$364M
46%
$43M
2020
2021
2022

Comments

- Improving day rates and utilization leading to revenue growth
- Delayed drydocking from 2020/2021 to 2022 due to the pandemic
- Growth in revenues partially offset by deferred drydocking and maintenance during the pandemic, reactivations, and inflation
- SMHI has continuously reduced its leverage, leading to a 30% reduction in debt from 2020 to 2022 while maintaining a stable liquidity position

Direct Vessel Profit ("DVP") is defined as operating revenues less operating costs and expenses (including repairs and drydocking expenses) and is a critical financial measure used by SMHI to analyze and compare the operating performance of its business segments without regard to financing (EBITDA is DVP less SG&A and Lease Expenses).

Contrary to most peer companies, SMHI fully expenses maintenance and drydocking costs, resulting in reduced DVP and EBITDA figures.

(1) *Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit. For reconciliation of Direct Vessel Profit to GAAP Operating Income (Loss), its most comparable GAAP measure, see the appendix to this presentation.*

seacormarine.com 23

Ongoing Market Rebound Creating a Positive Day Rate and Utilization Environment Improving Day Rates and Fleet Utilization Q4/Q1 typically the weakest quarters due to seasonality, hence further improvements are expected going into Q2/Q3 $20,000 100% 2014/2015 oil price collapse leading to a Ongoing market rebound with +31% long-lasting industry downturn which SMHI increase in utilization since Q1 21. navigated without any debt restructuring nor Achieved day rates expected to pick- $18,000 90% missed debt/interest payments up going forward on the back of re- contracting at more attractive rates $16,000 80% $14,000 70% $12,000 60% $10,000 50% $8,000 40% $6,000 30% $4,000 20% $2,000 10% $0 0% Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 11 12 12 12 12 13 13 13 13 14 14 14 14 15 15 15 15 16 16 16 16 17 17 17 17 18 18 18 18 19 19 19 19 20 20 20 20 21 21 21 21 22 22 22 22 23 SMHI Average Fleet Day Rate (LHS) SMHI Average Fleet Utilization (RHS) Source: Company. For continuing operations. seacormarine.com 24

Acceleration in Day Rates and Utilization Across Asset Classes

SEACOR MARINE

Fleet DVP Overview

		Preliminary		
	FY 2022	Jan. 2023	Feb. 2023	Mar. 2023
PSV (21 vessels)				
Day Rate	$13,246	$13,568	$14,687	$15,974
Utilization	76%	64%	69%	78%
PSV - Direct Vessel Profit[1]	**$11.4M**			
FSV (25 vessels)				
Day Rate	$9,425	$10,628	$10,209	$10,936
Utilization	85%	89%	90%	94%
FSV - Direct Vessel Profit[1]	**$20.4M**			
Liftboat (9 vessels)				
Day Rate	$27,010	$39,002	$29,304	$35,474
Utilization	55%	30%	59%	62%
Liftboat - Direct Vessel Profit[1]	**$4.9M**			
AHTS (4 vessels)				
Day Rate	$8,975	$9,028	$9,182	$9,538
Utilization	69%	72%	89%	84%
AHTS - Direct Vessel Profit[1]	**$3.8M**			
Miscellaneous - Direct Vessel Profit[1]	**$4.8M**			
Average Fleet Day Rate	**$12,673**	**$13,348**	**$13,884**	**$15,507**
Average Fleet Utilization	**75%**	**70%**	**77%**	**82%**
Total - Direct Vessel Profit[1]	**45.3M**			

Recently Achieved Day Rates

Asset Class	Day Rate
PSV (> 800 m² deck space)	$28,400
PSV (< 700 m² deck space)	$19,000
FSV (Catamarans)	$23,000
FSV	$13,500
Liftboat (Premium)	$75,000
Liftboat	$28,000
AHTS	$12,200

Recently achieved day rates by SMHI are significantly higher than average fleet day rates for Q1 2023, implying a substantial upside from re-contracting at current market rates

Preliminary Q1 2023 Highlights

Metric	
Total Revenue	$60.0M
Direct Vessel Profit[1]	$22.7M
EBITDA	$10.4M
Average Fleet Day Rate	$14,314
Average Fleet Utilization Rate	76%

(1) Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit. For reconciliation of Direct Vessel Profit to GAAP Operating Income (Loss), its most comparable GAAP measure, see the appendix to this presentation.

Source: Company filings and Company preliminary Q1 2023 Highlights.

seacormarine.com 25

Illustrative Operating Leverage - EBITDA Sensitivity Table The following information represents potential Annual Revenue and EBITDA outcomes under different average fleet day rate environments, calculated assuming for these purposes: (i) our March 2023 Average Fleet Utilization of 82%; (ii) our FY2022 Other Marine Services and Bareboat Charter Revenues of $13.8M; (iii) our FY 2022 SG&A and Lease Expenses of $44.8M; (iv) our FY 2022 Operating Expenses of $122.3M excluding Repairs and Drydocking Expenses; and (v) our historical 3-year average for Repairs and Drydocking Expenses of $33.0M. The following does not represent SMHI’s guidance or projections for potential results for 2023 or any other period and should not be relied on as such. Actual financial results with respect to 2023 may materially differ from prior periods and the information set forth below. Annual Revenue (in $M) 265 286 295 304 312 321 330 339 347 356 (3) Pro-Forma Net Debt / EBITDA 4.8x 3.6x 3.3x 3.0x 2.8x 2.6x 2.4x 2.2x 2.1x 2.0x $180M Annualized $156M $160M EBITDA based ~10% increase in Day Rates from March 2023 $147M on actual $139M $140M $130M average Fleet $121M Day Rate in $112M $120M March 2023 Assumes 82% $103M $95M $100M Average Fleet $86M Utilization $80M $65M (per March 2023) $60M $40M $20M $0M (1) (2) $14,314 $15,507 $16,000 $16,500 $17,000 $17,500 $18,000 $18,500 $19,000 $19,500 Average Fleet Day Rate Solid contract backlog in 2023 – Gradual re-contracting at higher day rates drives cash flow going forward Note: Based on a fleet of 59 vessels and 82% average fleet utilization per March 2023. (1) Average Fleet Day Rate in Q1 2023. (2) Average Fleet Day Rate in March 2023. seacormarine.com 26 (3) EBITDA is a non-GAAP financial measure. See Slide 2 for a discussion of EBITDA. Annual EBITDA

Illustrative Cash Flow Bridge The following does not represent SMHI’s guidance or projections for potential results for 2023 or any other period and should not be relied on as such. Actual financial results with respect to 2023 may materially differ from prior periods and the information set forth below. Annualized Pro-Forma Cash Flow Generation Based on March 2023 Average Day Rates & Utilization $300M $286M Assumptions $33M • Revenue: based on March 2023 Average $250M Fleet Day Rate and Average Fleet Utilization • Drydock & Repairs: based on the average of $200M $122M the past three fiscal years • Other Operating Expenses: based on FY $150M 2022 actuals $131M • SG&A & Lease Expenses: based on FY 2022 $45M $100M actuals $86M $75M $11M • Cash Taxes: approx. $2.8M per quarter $32M $50M • Capex: no meaningful capex commitments $20M $23M going forward $0M (1) Revenue Repairs & Other DVP SG&A and EBITDA Cash Taxes Cash Flow PF PF Free Cash Drydocking Operating Lease available for Interest Amortization Flow after Expenses Expenses Expenses Debt Service Expenses Debt Service (1) Direct Vessel Profit is a non-GAAP financial measure. See Slide 2 for a discussion of Direct Vessel Profit. For reconciliation of Direct Vessel Profit to GAAP Operating Income (Loss), its most comparable GAAP measure, see the seacormarine.com 27 appendix to this presentation.

Agenda 1 Company Overview 2 Market Outlook 3 Financials A Appendix seacormarine.com 28

A. Financials: P&L Income & Loss Statement (in $ thousands, for the years ended December 31) 2022 2021 2020 Operating Revenues 217,325 170,941 141,837 Costs and Expenses: Operating 171,985 127,406 91,145 Administrative and General 40,911 37,639 40,051 Lease Expense 3,869 6,085 7,525 Depreciation and Amortization 55,957 57,395 57,167 272,722 228,525 195,888 Gains (Losses) on Asset Dispositions and Impairments, Net 1,398 20,436 (17,588) Operating Loss (53,999) (37,148) (71,639) Other Income (Expense): Interest Income 784 1,302 1,273 Interest Expense (29,706) (28,111) (30,691) SEACOR Holdings Guarantee Fees 0 (7) (47) Gain on Debt Extinguishment 10,429 61,994 0 Derivative Gains, Net 0 (1,235) 4,310 Foreign Currency Losses, Net 1,659 391 (1,294) Gain (Loss) from Return of Investments in 50% or Less Owned Companies and Other, Net 755 9,441 (19) (16,079) 43,775 (26,468) Income (Loss) from Continuing Operations Before Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies (70,078) 6,627 (98,107) Income Tax Expense (Benefit): Current 8,485 6,633 (25,182) Deferred 97 4,860 2,258 8,582 11,493 (22,924) Loss Before Equity in Earnings of 50% or Less Owned Companies (78,660) (4,866) (75,183) Equity in Earnings Gains (Losses) of 50% or Less Owned Companies, Net of Tax 7,011 15,078 (8,163) Income (Loss) from Continuing Operations (71,649) 10,212 (83,346) Income (Loss) on Discontinued Operations, Net of Tax 0 22,925 364 Net Income (Loss) (71,649) 33,137 (82,982) Net Income (Loss) Attributable to Noncontrolling Interests in Subsidiaries 1 1 (4,067) Net Income (Loss) attributable to SEACOR Marine Holdings Inc. (71,650) 33,136 (78,915) Source: Company filings. seacormarine.com 29

A. Financials: Balance Sheet and Debt Overview

SEACOR MARINE

Balance Sheet *(in $ thousands, for the years ended December 31)*

ASSETS	2022	2021	2020
Current Assets:			
Cash and Cash Equivalents, including Restricted Cash	43,045	41,220	36,018
Other Current Assets	89,531	69,793	142,678
Total Current Assets	**132,576**	**111,013**	**178,696**
Property and Equipment, net of Depreciation	656,905	705,752	721,335
Construction in Progress	8,111	15,531	32,327
Net Property and Equipment	665,016	721,283	753,662
Leases and Other Assets	18,038	80,206	85,305
Total Assets	815,630	912,502	1,017,663

LIABILITIES AND EQUITY	2022	2021	2020
Current Liabilities:			
Current Portion of Lease Liabilities	2,826	2,019	7,066
Current Portion of Long-Term Debt	61,512	31,602	32,377
Other Current Liabilities	57,087	51,044	92,361
Total Current Liabilities	**121,425**	**84,665**	**131,804**
Long-Term Lease Liabilities	11,520	4,961	4,450
Long-Term Debt	260,119	332,762	440,510
Other Long-Term Liabilities	43,420	43,573	39,063
Total Liabilities	**436,484**	**465,961**	**615,827**
Total Equity	**379,146**	**446,541**	**401,836**
Total Liabilities and Equity	815,630	912,502	1,017,663

Debt Overview *(as of March 31, 2023)*

Debt Facility	Final Maturity	Principal Outstanding ($M)
Unsecured Guaranteed Notes	Jul. 2026	90.0
Unsecured Convertible Notes[2]	Jul. 2026	35.0
SEACOR Marine Foreign Holdings Credit Facility	Tranche A: Sep. 2023 Tranche B: Mar. 2026	64.5
Sea-Cat Crewzer III Term Loan Facility	July 2029	15.5
SEACOR Offshore Delta Acquisition Debt	June 2024	16.2
SEACOR Delta Shipyard Financing	February 2029	75.3
SEACOR Alpine Shipyard Financing	August 2024	27.1
SEACOR 88/888 Term Loan	July 2024	11.0
Tarahumara Shipyard Financing	July 2025	5.1
SEACOR Offshore OSV	Class B: Dec. 2023 Class A: Mar. 2026	15.6
Outstanding Principal		**355.2**
Discount / Issuance Costs[1]		(40.2)
Outstanding Debt		**315.0**

(1) Debt discounts and costs incurred in connection with the issuance of debt are amortized over the life of the related debt using the effective interest rate method for term loans and straight-line method for revolving credit facilities and are included in interest expense in the accompanying consolidated statements of income (loss).

(2) *Conversion Price of $11.75 per share.*

Source: Company filings.

seacormarine.com 30

A. Financials: Cash Flow (1/2) Cash Flow Statement (in $ thousands, for the years ended December 31) 2022 2021 2020 Cash Flows from Continuing Operating Activities: Net Income (Loss) (71,649) 33,137 (83,346) Adjustments to Reconcile Net Loss to Net Cash Provided by (used in) Operating Activities: Depreciation and Amortization 55,957 57,395 57,167 Debt Discount and Deferred Financing Cost Amortization 6,701 7,963 7,779 Stock-based Compensation Expense 4,597 5,447 4,824 Allowance for Credit Losses 489 863 230 (Gains) Losses from Equipment Sales, Retirements or Impairments, Investments in 50% or Less Owned Companies (1,398) (52,634) 17,588 Gain on Debt Extinguishment (12,700) (62,749) 0 Derivative Gains 0 (391) (4,310) Interest on Finance Lease 244 4 1 Cash Settlement Payments on Derivative Transactions, Net (749) (2,150) (1,331) Currency Losses (1,659) 1,235 1,294 Deferred Income Taxes 97 4,860 2,258 Equity (Earnings) Losses (7,011) (15,078) 8,163 Dividends Received from Equity Investees 3,057 5,332 2,117 Changes in Operating Assets and Liabilities: Accounts Receivables (652) 22,437 (30,165) Other Assets 2,559 3,113 6,530 Accounts Payable and Accrued Liabilities 7,501 471 (18,343) Net Cash Provided by (used in) Operating Activities (14,616) 9,255 (29,544) Cash Flows from Continuing Investing Activities: Purchases of Property and Equipment (462) (7,003) (20,808) Proceeds/Cash Impact from Disposition/Sale of Property and Equipment 6,734 68,852 12,229 Cash Flow related to Investments in 50% or Less Owned Companies 528 (2,836) (2,206) Cash Flow related to Equity Investees 79,831 12,787 1,715 Cash Flow related to Construction Reserve Funds 0 0 12,893 Notes Due from Others (28,831) 0 0 Net Cash provided by Investing Activities 57,800 71,800 3,823 Source: Company filings. seacormarine.com 31 Note: 2022 numbers calculated from aggregated quarterly filings.

A. Financials: Cash Flow (2/2) Cash Flow Statement (in $ thousands, for the years ended December 31) 2022 2021 2020 Cash Flows from Continuing Financing Activities: Payments on Long-Term Debt (38,152) (78,124) (22,601) Payments on Debt Extinguishment Costs (2,271) (755) 0 Proceeds from Exercise of Stock Options and Warrants 151 1 2 Payments on Finance Lease (351) (30) 0 Purchase of Subsidiary Shares from Noncontrolling Interests 0 0 0 Acquisition of Common Shares for Tax Withholding Obligations (732) (272) (178) Net Cash used in Financing Activities (41,355) (79,180) (22,777) Effects of Exchange Rates (4) (22) 30 Cash Flows from Discontinued Operations: Cash Flows from Discontinued Operations: 0 (171) 840 Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents 0 0 119 Net (Decrease) Increase in Cash, Restricted Cash and Cash Equivalents on Discontinued Operations 0 (171) 959 Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash 1,825 1,682 (47,509) Cash, Cash Equivalents and Restricted Cash, Beginning of Year 41,220 39,538 87,047 Cash, Cash Equivalents and Restricted Cash, End of Year 43,045 41,220 39,538 Source: Company filings. For the years ended December 31. seacormarine.com 32 Note: 2022 numbers calculated from aggregated quarterly filings.

A. FSV Asset Class

SEACOR MARINE

FSV *(Fast Supply Vessel)*

Crew Transportation at High Speed and in Comfort

- Market is dominated by the U.S. and Mexico, followed by West Africa and the Middle East
- Demand drivers:
  - ✓ Cost efficiency
  - ✓ Safety
  - ✓ Service requirement
  - ✓ Alternative to helicopters
- Distinctive features of SMHI's fleet, which holds a strong market position in the high-end FSV market:
  - ✓ Comfort & onboard entertainment
  - ✓ Jet propulsion
  - ✓ Dynamic Positioning (DP-2 / DP-3)
  - ✓ Speed (35-40 + knots)
- Favorable supply dynamics



SMHI has a Leading Position in the DP-2 FSV Market

SMHI owns 27% of the active global fleet of DP-2 / DP-3 FSVs of 15 years of age and younger[1]


27%
73%
SEACOR Marine
Other

Key Advantages of SMHI's Next Generation FSVs

- Cost and time savings of 50-70% on passenger transfers compared to helicopter transfers
- Safe operations: In case of emergency, the capacity of FSVs allow a high number of personnel to be evacuated: SMHI's FSVs are also equipped with night vision for search and rescue
- Dynamic Positioning (DP-2 and DP-3) with high redundancy and excellent maneuverability
- Comfort: SMHI's FSVs are equipped with Ride Control and Business Class seats
- Mission flexible between cargo and operations

__Source:__ *Clarksons World Fleet Register.*

seacormarine.com 33

A. Liftboat Asset Class

SEACOR MARINE

Liftboats

Full Well Cycle Services with Growing Demand

- U.S. focus, increased activity driven by federally mandated decommissioning and plug and abandonment programs, as well as by the nascent U.S. offshore wind farm market
- Self-propelled, self-elevating stable work platforms
- Mission flexible for shelf locations
- Differentiating features:
  - ✓ Leg length, crane capacity, deck
  - ✓ Crane capacity
  - ✓ Deck area
  - ✓ Accommodation
- Capacity discipline: No orderbook in the U.S., with the last vessel delivered in 2015



Offshore Oil and Natural Gas

Mission flexible for shelf locations:

- ✓ Well intervention and workover
- ✓ Construction, Maintenance, Repair
- ✓ Subsea operations
- ✓ Diving operations
- ✓ Accommodations
- ✓ Decommissioning, Plug & Abandonment
- ✓ Coring

Offshore Wind

Offshore Wind Farm Installation:

- x Wind Turbine Generator - Supply
- x Wind Turbine Generator - Installation
- ✓ Tower Sections - Installation
- x Foundations
- ✓ Export Cables
- ✓ Offshore Substation
- ✓ Array Cables
- ✓ Commissioning
- ✓ Site Preparation
- ✓ Accommodation

Source: Company.

seacormarine.com 34

A. ESG Commitments & Goals Sustainability Report Environmental Social Governance https://ir.seacormarine.com/sustainability-report Conservation of the Consideration of people and Standard for running a natural world relationships company • Climate change and carbon • Customer satisfaction • Board composition emissions • Data protection and privacy • Committee structures • Air and water pollution • Gender and diversity • Bribery and corruption • Biodiversity • Employee engagement • Lobbying • Deforestation • Political contributions SMHI’s Inaugural Sustainability Report includes information on • Community relations • Energy efficiency the Company’s ESG Program and its impact on the communities • Whistleblower schemes • Human rights in which it operates. The report aligns with industry-specific • Waste management standard for the oil and gas services sector as set by the • Labor standards Sustainability Accounting Standards. • Water scarcity seacormarine.com 35

A. ESG Commitments & Goals *(continued)*

SEACOR MARINE

Promoting Ocean Health & Minimizing Waste

- Protecting and preserving a healthy marine environment
- Conducting environmental impact risk assessments to ensure minimal impact on ocean health
- Conducting comprehensive research on waste production
- Implementation of effective waste reduction programs and education campaigns
- 100% vessel compliance with Ballast Water Treatment System fitting requirements under the IMO Ballast Water Management Convention

Operating with Integrity as a Community Partner

- Responsible and ethical operations guided by the Code of Business Conduct and Ethics, Supplier Code of Conduct, and Responsible Procurement Policy
- Operating globally in compliance with the highest standards of human rights
- Engaging with communities through use of local content, social service, volunteering efforts and charitable giving and donation

Deepening our Commitment to Diversity, Equity & Inclusion and Maintaining a Safety-First Culture

- Ensuring diversity fuels innovation to bring measurable benefit to all facets of operation
- Diversity, Equity and Inclusion Committee engagement to ensure employees from every background have access to equal and diversified employment opportunities
- Committed to prioritizing safety and well-being of employees, communities and clients
- Safety-first culture, focused on training (510,000 yearly average HSE hours) and compliance

Shoreside Gender Diversity


30%
70%
Male
Female

Nationalities


24%
16%
12%
7%
42%
Europe
Africa
Middle East & Asia
South America
North America

seacormarine.com 36

A. Highly Seasoned Management and Board of Directors Management Team Board of Directors Years Experience Andrew R. Morse John Gellert 25+ Independent Non-Executive Chairman of the Board, Chair of the Audit Committee, Member of President & Chief Executive Officer the Compensation Committee, and of the Nominating & Corporate Governance Committee Jesús Llorca John Gellert 23 Executive Vice President & Chief Financial Officer President, Chief Executive Officer and Director R. Christopher Regan Gregory Rossmiller 25+ Independent Director, Member of the Audit Committee, Chair of the Compensation Committee, Senior Vice President & Chief Accounting Officer Chair of the Nominating & Corporate Governance Committee Julie Persily Andrew H. Everett II 15 Independent Director, Member of the Audit Committee, Member of the Compensation Senior Vice President, General Counsel & Secretary Committee, Member of the Nominating & Corporate Governance Committee Philippe Wulfers Alfredo Miguel Bejos 15 Vice President of Finance Director seacormarine.com 37

Thank You seacormarine.com 38